                                                                    Exhibit 99.1

For Immediate Release                      Contact:  Rubenstein Associates, Inc.
                                                                  Robert Solomon
                                                                  (212)-843-8050
Lone Star Steakhouse & Saloon, Inc.                               Nasdaq:  STAR
Third Quarter Fiscal Preliminary Unaudited Earnings Release
Wichita, Kansas                                                  October 6, 2005

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary  unaudited operating results for the twelve week third quarter ended
September 6, 2005.

Income from continuing operations for the third quarter decreased to $924,000 or
$.05 per share ($.02  diluted) from  $4,468,000 or $.21 per share ($.17 diluted)
in the prior year. Year-to-date income through September 6, 2005 from continuing
operations  was   $17,252,000  or  $.85  per  share  ($.77  diluted)  down  from
$20,674,000 or $.97 per share ($.87 diluted) last year.

Included in income from  continuing  operations  for the third quarter of fiscal
2005 and  2004 was  non-cash  stock  compensation  of  $36,000  and a credit  of
($290,000),  respectively,  which net of applicable income taxes, had the effect of  decreasing  net  income by  $173,000  and  increasing  income  by  $188,000, respectively.  The  year-to-date  net  effect  of  non-cash  stock  compensation decreased net income  $1,326,000 in 2005 and $155,000 in 2004.  Costs associated with Hurricane  Katrina in the third quarter were $2,864,000 or $1,790,000 after tax,  reducing net income by $.09 per share ($.08 diluted).  These costs include insurance  deductibles  for 9  Lone  Star  restaurants  which  were  damaged  or destroyed.  Three  restaurants  in New  Orleans are still  closed,  and will not likely be repaired  and reopened  until 2006.  Also  included in the  associated costs is the Company's previously announced charitable donation of the sales for
September  5, 2005 to the  American  Red Cross  2005  Hurricane  Relief  Fund of
$1,853,000.

For the third  quarter,  revenue from  continuing  operations  increased 0.5% to
$148,802,000 from $148,045,000 in the prior year and year-to-date  revenues from continuing  operations  through September 6, 2005 increased 0.8% to $467,737,000 from $464,171,000 last year.

Net income for the third  quarter was $964,000 or $.05 per share ($.02  diluted)
compared to $4,409,000 or $.21 per share ($.17 diluted) last year.  Year-to-date net income was  $17,129,000  or $.84 per share  ($.76  diluted)  compared to net income of $20,672,000 or $.97 per share ($.87 diluted) in 2004.

Third quarter  comparable  store sales growth (decline) by concept was (.6%) for domestic  Lone  Star  Steakhouse  &  Saloon  restaurants,  2.0%  for  Sullivan's
Steakhouse  restaurants,   6.4%  for  Del  Frisco's  Double  Eagle  Steak  House
restaurants  and .7% for Texas Land & Cattle Steak House  restaurants,  bringing year-to-date  comparable store sales growth (decline) to (2.3%),  1.6%, 7.8% and
3.5%,  respectively.  Comparable  store sales growth for the Company was .4% for the third quarter.

There are  currently  12 new  restaurants  and 5 remodels  in various  stages of construction.  The  Company  is  actively  pursuing  new  sites  for  all of its concepts,  with several  additional sites identified and in negotiation.  At the end of the third quarter, the Company had $27,000,000 in development  properties and construction in progress.

During the third  quarter,  the  Company  did not  repurchase  any shares of its
common  stock.  The  current  repurchase   authorization  has  2,026,000  shares
remaining.

As previously  announced on October 4, 2005, the Board of Directors declared the
Company's  quarterly  cash dividend of $.195 per share.  The dividend is payable
October 28, 2005 to stockholders of record on October 14, 2005.

For interested parties, there will be a conference call with management at 10:00
AM Central  Time on  Friday,  October  7, 2005 to  discuss  this  third  quarter earnings release. The call in number is (913)-981-5519 and the confirmation code is 5007324. A recorded replay of the conference call will be available from 1:00
PM Central Time on October 7, 2005 thru  midnight  October 20, 2005.  The replay call in number is (719)-457-0820  and the confirmation code is 5007324. A listen only connection to the conference call, as well as the replay, will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

Lone  Star  owns  and  operates  251  domestic  Lone  Star  Steakhouse  & Saloon restaurants;  15 Sullivan's  Steakhouse  restaurants;  five Del Frisco's  Double
Eagle  Steak  House   restaurants  and  20  Texas  Land  &  Cattle  Steak  House restaurants.  Licensees  operate four domestic and thirteen  international  Lone
Star  restaurants,  and one  domestic  Del  Frisco's  Double  Eagle  Steak House restaurant.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein, including future operating performance, comparable sales, the extent and timing of the opening of new units and the development plans of the Company, are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no  assurance  that the  forward-looking  statements  contained  in the press release will prove to be accurate.

                               LONE STAR STEAKHOUSE & SALOON, INC. LONE STAR STEAKHOUSE & SALOON, INC.
                             Unaudited Summary Financial Data for the Third Quarter of Fiscal Year 2005
                                            ( In thousands except for per share amounts )

                                                               Sept. 6          Dec. 28
                                                                 2005             2004
                                                                 ----             ----

Current Assets:
    Cash, cash equivalents and S-T investments            $     67,788     $     72,015
    Other current assets                                        41,643           41,059
                                                             ---------        ---------
Total Current Assets                                           109,431          113,074
Property and Equipment, Net                                    334,976          321,250
Intangibles and Other Assets                                    64,780           63,968
                                                             ---------        ---------
                                                          $    509,187     $    498,292
                                                             =========        =========

Current Liabilities                                       $     73,206     $     73,752
Noncurrent Liabilities                                          34,440           31,759
Stockholders' Equity                                           401,541          392,781
                                                             ---------        ---------
                                                          $    509,187     $    498,292
                                                             =========        =========

                                                            --------------------------------------------------------
                                                                          FOR THE TWELVE WEEKS ENDED
                                                            --------------------------------------------------------
                                                               SEPTEMBER 6, 2005            SEPTEMBER 7, 2004
                                                            ------------------------   -----------------------------
                                                                  $           %              $               %
                                                          ----------      ------        ---------        -------
Net Sales                                                    148,802       100.0        $ 148,045          100.0
Costs and expenses:
    Costs of sales                                            51,776        34.8           54,271           36.7
    Restaurant operating expenses                             78,405        52.7           72,147           48.7
    Depreciation and amortization                              4,535         3.0            4,696            3.2
                                                          ----------      ------        ---------        -------
       Restaurant costs and expenses                         134,716        90.5          131,114           88.6
General and administrative expenses                           10,585         7.1           11,431            7.7
Hurricane Disaster Relief Donation                             1,853         1.3                -            0.0
Provision for Casualty loss                                      800         0.5                -            0.0
Non-cash stock-based compensation                                 36         0.0             (290)          (0.2)
                                                          ----------      ------        ---------        -------
Income from operations                                           812         0.6            5,790            3.9
Other income                                                     584         0.4              787            0.5
                                                          ----------      ------        ---------        -------
Income - continuing - before income taxes                      1,396         1.0            6,577            4.4
Provision for income taxes                                       472         0.3            2,109            1.4
                                                          ----------      ------        ---------        -------
Income - continuing operations                                   924         0.7            4,468            3.0
Income (Loss) from discontinued operations - Net of tax           40         0.0              (59)           0.0
                                                          ----------      ------        ---------        -------
Net Income                                                $      964         0.7        $   4,409            3.0
                                                          ==========      ======        =========        =======

Basic income per share:
    Continuing operations                                 $     0.05                    $    0.21
    Discontinued operations                                        -                          -
                                                          ----------                    ---------
Basic income per share                                    $     0.05                    $    0.21
                                                          ==========                    =========

Diluted income per share:
    Continuing operations                                 $     0.02                    $    0.17
    Discontinued operations                                        -                           -
                                                          ----------                    ---------
Diluted income per share                                  $     0.02                    $    0.17
                                                          ==========                    =========

Average shares outstanding - Basic                            20,476                       21,452
Average shares outstanding - Diluted                          22,452                       24,023

Continuing restaurants included at end of period                 292                          292
Comparable sales growth (decline)                              0.4%                        2.9%

                                                           ---------------------------------------------------
                                                                         FOR THE 36 WEEKS ENDED
                                                           ---------------------------------------------------
                                                              SEPTEMBER 6, 2005          SEPTEMBER 7, 2004
                                                           ------------------------   ------------------------
                                                                 $           %              $           %
                                                               ------    ------       -----------    ------
Net Sales                                                     467,737     100.0       $   464,171     100.0
Costs and expenses:
    Costs of sales                                            162,792      34.8           168,051      36.2
    Restaurant operating expenses                             229,094      49.0           219,361      47.3
    Depreciation and amortization                              13,376       2.8            14,028       3.0
                                                               ------    ------       -----------    ------
       Restaurant costs and expenses                          405,262      86.6           401,440      86.5
General and administrative expenses                            32,922       7.0            32,351       7.0
Hurricane Disaster Relief Donation                              1,853       0.4                 -       0.0
Provision for Casualty loss                                       800       0.2                 -       0.0
Non-cash stock-based compensation                               1,677       0.4               505       0.1
                                                               ------    ------       -----------    ------
Income from operations                                         25,223       5.4            29,875       6.4
Other income                                                      785       0.2               814       0.2
                                                               ------    ------       -----------    ------
Income - continuing - before income taxes                      26,008       5.6            30,689       6.6
Provision for income taxes                                      8,756       1.9            10,015       2.1
                                                               ------    ------       -----------    ------
Income - continuing operations                                 17,252       3.7            20,674       4.5
Income (Loss) from discontinued operations - Net of tax          (123)      0.0                (2)      0.0
                                                               ------    ------       -----------    ------
Net Income                                                     17,129       3.7       $    20,672       4.5
                                                               ======    ======       ===========    ======

Basic income per share:
    Continuing operations                                   $    0.85                 $      0.97
    Discontinued operations                                   (0.01)                         -
                                                               ------                 -----------
Basic income per share                                      $    0.84                 $      0.97
                                                               ======                 ===========

Diluted income per share:
    Continuing operations                                        0.77                 $      0.87
    Discontinued operations                                     (0.01)                          -
                                                               ------                 -----------
Diluted income per share                                         0.76                 $      0.87
                                                               ======                 ===========

Average shares outstanding - Basic                             20,381                      21,224
Average shares outstanding - Diluted                           22,425                      23,968

Continuing restaurants included at end of period                  292                         292

Comparable sales growth (decline)                              (0.5)%                       4.0%

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                       (Unaudited) (dollars in thousands)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP  financial  measures used by  management,  as well as some industry analysts,  to  measure  operating  performance.  We  believe  that  EBITDA  from continuing  operations and adjusted EBITDA from continuing operations are useful supplements  to net  income and other  income  statement  data in  understanding income from operations that best reflects our operating performance.

When  evaluating  EBITDA from  continuing  operations  and adjusted  EBITDA from continuing operations, investors should consider, among other things, increasing and decreasing  trends in EBITDA from continuing  operations and adjusted EBITDA from continuing  operations.  However, these measures should not be construed as alternatives to operating  income (as an indicator of operating  performance) or cash provided by operating  activities (as a measure of liquidity) as determined in accordance  with GAAP.  All companies do not calculate  adjusted  EBITDA from continuing operations in the same manner. Accordingly,  the adjusted EBITDA from continuing  operations  measures  presented  below  may  not  be  comparable  to similarly titled measures of other companies.

As used herein, "GAAP" refers to accounting principles generally accepted in the
United States of America.

                                               ---------------------------------------- -------------------------------------
                                                         For the 12 Weeks Ended             For the 36 Weeks Ended
                                               ---------------------------------------- -------------------------------------
                                               September 6, 2005   September 7, 2004    September 6, 2005   September 7, 2004
                                               -----------------   -----------------    -----------------   -----------------

Income From Continuing Operations              $             924   $           4,468    $          17,252   $          20,674
    Adjustments:
       Interest expense, net                                  --                  --                   --                  --
       Income tax expense                                    472               2,109                8,756              10,015
       Depreciation and amortization                       5,260               5,399               15,465              15,983
                                               -----------------   -----------------    -----------------   -----------------
Ebitda From Continuing Operations              $           6,656   $          11,976    $          41,473   $          46,672
                                               -----------------   -----------------    -----------------   -----------------

    Adjustments:
       Provision for Impaired assets                         122                                      122
       Hurricane Disaster Relief Donation                  1,853                  --                1,853                  --
       Provision for Casualty loss                           800                  --                  800                  --
       Non-cash stock based compensation                      36                (290)               1,677                 505
                                               -----------------   -----------------    -----------------   -----------------
Adjusted EBITDA from continuing operations     $           9,467   $          11,686    $          45,925   $          47,177
                                               =================   =================    =================   =================